Leases - Components of Lease Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Leases
Operating lease income	$ 77	$ 74
Tower leases out of period adjustment
Leases
Immaterial error correction		During the third quarter of 2019, UScellular recorded an out-of-period adjustment attributable to 2009 through the second quarter of 2019 due to errors in the timing of recognition of revenue for certain tower leases. This out-of-period adjustment had the impact of increasing operating lease income by $5 million for the year ended December 31, 2019. UScellular determined that this adjustment was not material to any of the periods impacted.
Other service revenues | Tower leases out of period adjustment
Leases
Out-of-period adjustment		$ 5